                                                                   EXHIBIT 10.13
                                                                   -------------

                                                                  EXECUTION COPY
                                                                  --------------

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of November 17, 1993, by and between CORNUCOPIA NATURAL FOODS, INC., a Rhode Island corporation (the "Company"), and TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP, a Connecticut limited partnership (the "Purchaser," and together with any permitted successor holders of the Warrant or any Registrable Shares, the "Holders").

     WHEREAS, the Holders own or have the right to acquire shares of Common Stock of the Company; and

     WHEREAS, the Company and the Holders deem it to be in their respective best interests to set forth the rights of the Holders in connection with public offerings and sales of Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Holders hereby agree as follows:

     Section 1.  Definitions.  As used in this Agreement, the following terms
                 -----------
shall have the following meanings:

     "Business Day" shall mean any day other than a Saturday, Sunday and any
      ------------
other day which is a legal holiday in the State of Connecticut or a day on which banking institutions located therein are required or authorized by law to close.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
Federal agency then administering the Securities Act.

     "Common Stock" shall mean the Company's voting common stock, no par value
      ------------
per share.

     "Company" shall have the meaning given to that term in the preamble to this
      -------
Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar Federal statute, and the rules and regulations promulgated by the Commission thereunder, all as the same shall be in effect at the time.

     "Holders" shall have the meaning given to that term in the preamble to this
      -------
Agreement.

     "Information" shall have the meaning given to that term in Section 5(i).
      -----------

     "Inspectors" shall have the meaning given to that term in Section 5(i).
      ----------

     "Note Purchase Agreement" shall mean that certain Note and Warrant Purchase
      -----------------------
Agreement, dated as of the Original Issue Date, by and between the Company and the Purchaser.

     "Original Issue Date" shall mean November 17, 1993.
      -------------------

     "Other Shares" shall mean at any time those shares of Common Stock which do
      ------------
not constitute Primary Shares or Registrable Shares.

     "Person" shall mean any corporation, association, partnership, joint
      ------
venture, limited liability company, organization, business, individual, government or any agency or political subdivision thereof or any other entity.

     "Primary Shares" shall mean at any time the authorized but unissued shares
      --------------
of Common Stock or shares of Common Stock held by the Company in its treasury.

     "Public Offering Date" shall mean the date of effectiveness under the
      --------------------
Securities Act of a Registration Statement relating to an underwritten initial public offering of the Common Stock.

     "Purchaser" shall have the meaning given to that term in the preamble to
      ---------
this Agreement.

     "Records" shall have the meaning given to that term in Section 5(i).
      -------

     "Registrable Shares" shall mean, at any time, the shares of Common Stock at
      ------------------
such time held by the Holders which constitute Restricted Shares.

     "Registration Statement" shall mean a registration statement filed by the
      ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

     "Restricted Shares" shall mean, at any time, the shares of Common Stock or
      -----------------
any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock, and any securities received in respect thereof, which are at such time held by the Holders and which theretofore have not been sold to the public pursuant to a Registration Statement under the Securities Act or Rule 144.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any
      --------
successor rule thereto or any complementary rule thereto (including without limitation Rule 144A).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations promulgated by the Commission thereunder, all as the same shall be in effect at the time.

     "Transfer" shall include without limitation any disposition of any
      --------
Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act other than any such disposition which is made pursuant to an effective Registration Statement under the Securities Act and complies with all applicable state securities and "blue sky" laws.

     All terms used in this Agreement which are not defined in this Section 1 shall have the meanings respectively set forth elsewhere in this Agreement or in the Note Purchase Agreement.

     Section 2.  Required Registration.  If, on any date 180 days or more
                 ---------------------
following the Public Offering Date any Holder shall request that the Company effect registration under the Securities Act of the Registrable Shares held by such Holder, then, so long as the Persons making such request hold at least a majority of the Restricted Shares, the Company shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Restricted Shares who shall respond in writing to the Company's notice within 30 days after delivery of such notice. The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however,
                                                            --------  -------
that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

     (a) the Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than two Registration Statements initiated at the request of the Holders (or permitted assignees or transferees thereof) pursuant to this Section 2; or (ii) any Registration Statement during any period in which any other Registration Statement pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

     (b) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (i) the Company is engaged, or has fixed plans to engage, within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Shares may include Registrable Shares pursuant to Section 3; or (ii) the Company is currently engaged in a self-tender or exchange offer and the filing of a Registration Statement would cause a violation of the Exchange Act; and

     (c) with respect to any registration pursuant to this Section 2, the Company may include in such registration any Primary Shares or Other Shares;

provided, however, that if the managing underwriter advises the Company that the
- --------  -------
inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

            (i)    first, the Registrable Shares, pro rata among the holders of
                   -----                          --- ----
          Restricted Shares which have requested that their Restricted Shares be included in such registration, based upon the number of Restricted Shares which each such holder of Restricted Shares has requested to be registered;

            (ii)   second, the Primary Shares; and
                   ------

            (iii)  third, the Other Shares; and
                   -----

     (d) the Company shall have the right to select any underwriter employed in connection with any registration pursuant to this Section 2, subject to the prior approval of the Holders, which approval shall not unreasonably be withheld.

     Section 3.  Piggyback Registration.  If the Company at any time proposes to
                 ----------------------
register Primary Shares or Other Shares pursuant to a Registration Statement for any reason, including without limitation the proposed distribution of such shares through a firm of underwriters or otherwise, the Company shall promptly give written notice to the Holders of its intention so to register such Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Company, of the Holders to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration and, if applicable, underwriting, on the same terms and conditions as the securities otherwise being registered in such registration, including without limitation the sale thereof; provided, however that the
                                               --------
Purchaser shall only be permitted to exercise its rights pursuant to this
Section 3 under any four Registration Statements that become effective after the Original Issue Date with respect to Primary Shares and/or Other Shares; provided
                                                                        --------
that any

Registration Statement which includes less than all Registrable Shares covered by the Holders' request pursuant to this Section 3 shall not be counted as one of the four Registration Statements under the immediately preceding proviso; and provided further that if the managing underwriter of a proposed underwriting
- --------
advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

     (a)  first, the Primary Shares;
          -----

     (b)  second, the Registrable Shares, pro rata among the holders of
          ------                          --- ----
Restricted Shares that have requested that their Restricted Shares be included in such registration based upon the number of Restricted Shares that each such holder of Restricted Shares has requested to be registered; and

     (c)  third, the Other Shares;
          -----

provided further, however, that in any such registration the number of
- --------
Registrable Shares included in such registration shall not be reduced by operation of the foregoing allocation principle to less than 25% of the total number of shares included in such registration. The Company shall have the right to select any underwriter employed in connection with a registration that is subject to this Section 3.

     Section 4.  Holdback Agreement.  If the Company at any time shall register
                 ------------------
shares of Common Stock under the Securities Act (including any registration pursuant to Section 2 or 3) for sale to the public, the Holders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Section 2 or 3) without the prior written consent of the Company for a period requested by the Company's underwriters and designated by the Company in writing to the Holders, which period shall not begin more than ten (10) days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not end any later than the soonest to expire of any similar restrictions placed on any of the Company's officers, directors and/or Affiliates in connection with such public offering of Common Stock.

     Section 5.  Preparation and Filing.  If and whenever the Company is under
                 ----------------------
an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

     (a) use its best efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for a period of 270 days or until all of such Registrable Shares have been disposed of (whichever is earlier); and

     (b) furnish to the Holders holding such Registrable Shares, a reasonable time before filing a Registration Statement that registers such Registrable Shares, any prospectus relating to such Registrable Shares and any amendments or supplements relating to such a Registration Statement and/or prospectus and copies of all such documents proposed to be filed; and

     (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (whichever is earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares; and

     (d) promptly notifying the Holders in writing (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Holders holding such Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Shares owned by them; provided, however, that the Company shall not
                                  --------  -------
be required to qualify generally to do business, or consent to general service of process, in any jurisdiction where it would not otherwise be required to do so but for this Section 5(e); and

     (f) furnish to the Holders holding such Registrable Shares such number of copies of a summary prospectus or other prospectus, including without limitation a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holders reasonably may request in order to facilitate the public sale or other disposition of such Registrable Shares; and

     (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders holding such Registrable Shares to consummate the disposition of such Registrable Shares in the United States; and

     (h) notify the Holders holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
Section 5(a), of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing and, at the request of such Holders, prepare and furnish to such Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

     (i) make available for inspection by the Holders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such Holders or underwriter (collectively, the "Inspectors"), all financial and other records, corporate documents and properties of the Company (collectively, the "Records"), as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") requested by any such Inspector in connection with such Registration Statement; and

     (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters if such cold comfort letters are reasonably obtainable; and

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form; and

     (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares; and

     (m) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall request (which exchange shall be approved by the Company); and

     (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (o) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     Section 6.  Expenses.  All expenses incurred by the Company in complying
                 --------
with Section 5, including without limitation all registration and filing fees (including without limitation all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and reasonable fees and expenses of a single firm of attorneys representing all of the Holders, shall be paid by the Company; provided, however, that the
                                           --------  -------
underwriting discounts and selling commissions applicable to the Registrable Shares sold pursuant to any Registration Statement shall not be borne by the Company but shall be borne by the Holders selling such Registrable Shares, in proportion to the number of Registrable Shares sold by each such Holder pursuant to such Registration Statement; and provided further that if the Holders
                                    --------
withdraw a request made pursuant to Section 2 the Holders shall elect either (a) to count such withdrawn request as one of the Registration Statements initiated at the request of the Holders pursuant to Section 2, or (b) to reimburse the Company for all expenses that otherwise would be payable by the Company under this Section 6 with respect to the Registration Statement covered by such withdrawn request.

     Section 7.  Indemnification.  In connection with any registration of any
                 ---------------
Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other Person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading or, with respect to any prospectus, necessary to make the statements contained therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other Person acting on behalf of the holders of Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in
                     --------  -------
any such case (i) to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or omission made in said Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares or any underwriter specifically for use in the preparation thereof or (ii) if such untrue statement or omission was corrected in an amendment or supplement to the Registration Statement and such amendment or supplement was delivered to such seller, underwriter or controlling Person prior to such Person's use of the prospectus relating to such Registration Statement.

     In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section
7) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of such holder of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such holder of Registrable Shares specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such
- --------  -------
indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of such action, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified
                                     --------  -------
party shall have reasonably concluded upon written advice of counsel that there may be one or more legal or equitable defenses available to such indemnified party in addition to or which conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 7. No indemnified party shall consent to entry of any judgment or settle any claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

     If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Section 8.  Underwriting Agreement.  Notwithstanding the provisions of
                 ----------------------
Sections 4, 5, 6 and 7, to the extent that the Holders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement covering such issues or issues shall control.

     Section 9.  Information Furnished by Holders.  The Holders shall furnish to
                 --------------------------------
the Company such written information regarding the Holders and the distribution proposed by the Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

     Section 10.  Exchange Act Compliance.  From the Public Offering Date or
                  -----------------------
such earlier date as a Registration Statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Holders in supplying such information as may be necessary for the Holders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     Section 11.  No Conflict of Rights.  The Company represents and warrants to
                  ---------------------
the Holders that the registration rights granted to the Holders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby; and, in any event, (a) any registration rights granted by the Company after the date hereof to any Person other than the Holders (or any of the Holders' respective permitted assignees or transferees), which are in any way more favorable than the rights granted hereunder to the Holders shall also be granted to the Holders (or any of the Holders' respective permitted assignees or transferees) and (b) the Company may not grant "demand" registration rights to Persons other than the Holders.

     Section 12.  Termination.  This Agreement shall terminate and be of no
                  -----------
further force or effect on the earlier to occur of the seventh anniversary of the Original Issue Date or the first date on which there shall not be any Restricted Shares.

     Section 13.  Notices.
                  --------

     (a) All notices and other communications hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), addressed (i) if to the Purchaser, whether in its capacity as the Purchaser or as a Holder, to it at CityPlace I, 35th Floor, Hartford, Connecticut 06103-3499, attention: Richard J. Williams, or at such other address as the Purchaser shall have furnished to the Company in writing, or (ii) except as set forth in Section 13(b), if to any other Holder, to it at such address as such Holder shall have furnished to the Company in writing, or, until such Holder so furnishes an address to the Company, then to and at the address of the last Holder who has so furnished an address to the Company, or (iii) if to the Company, to it at 260 Lake Road, P.O. Box 999, Dayville, Connecticut 06241, attention Steven Townsend or at such other address as the Company shall have furnished in writing to the Holders.

     (b) Anything contained in this Agreement to the contrary notwithstanding, if at any time there shall be more than four (4) Holders in addition to the Purchaser, then the Purchaser shall be the agent for such other Holders solely for purposes of receiving such notices and other communications, or if the Purchaser no longer is a Holder then such other Holders shall elect an agent for such purposes, and all such notices and other communications shall be deemed to have been made in accordance with this Agreement if mailed by certified mail, return receipt requested, postage prepaid, or delivered by reliable overnight delivery service (receipt confirmed) or facsimile transmission (receipt confirmed), to such agent.

     (c) All such notices and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier marked for next day delivery, on the next Business Day following such dispatch and (iii) in the case of mailing, on the third Business Day after the posting thereof.

     Section 14.  Successors and Assigns; Survival of Agreements.  This
                  ----------------------------------------------
Agreement shall inure to the benefit of and be binding upon the Company and the Holders and, subject to Section 15, the respective successors and permitted assigns of the Company and the Holders and the respective transferees of the Holders, as contemplated by Section 15. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issue of the Notes, the Warrants and the Warrant Stock.

     Section 15.  Assignment.  Each Holder may assign its rights hereunder to
                  ----------
any purchaser or transferee of Restricted Shares; provided, however, (a) there
                                                  --------  -------
shall be no assignment of rights hereunder to a purchaser of Restricted Shares which constitute less than one (1) percent of the shares of the then outstanding capital stock of the Company on a Fully Diluted Basis and (b) that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute (i) a counterpart to this Agreement agreeing to be treated as a Holder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement and (ii) a confidentiality agreement relating to the non-disclosure of information that the Company determines in good faith to be confidential.

     Section 16.  Counterparts; Section Headings, Etc.  This Agreement may be
                  -----------------------------------
executed in any number of counterparts, and each such counterpart hereof when so executed and delivered shall be an original instrument, but all such counterparts shall together constitute one and the same instrument. The section headings of this Agreement are inserted for convenience of reference only and shall not be construed as part of this Agreement. Unless specifically stated otherwise, all references in this Agreement to Sections, clauses, Exhibits and Schedules refer to the Sections and clauses of and Exhibits and Schedules to this Agreement.

     Section 17.  Entire Agreement.  This Agreement and the Note Purchase
                  ----------------
Agreement and the documents expressly contemplated hereby and thereby collectively constitute the entire agreement and understanding between the parties hereto relating to the transactions contemplated hereby and supersede and take the place of all prior and contemporaneous agreements and understandings, written or oral, of the parties hereto relating to the transactions contemplated hereby.

     Section 18.  Governing Law; Jurisdiction.  This Agreement and the Notes and
                  ---------------------------
Warrants (except to the extent, if any, expressly provided to the contrary in any Note or Warrant) shall be governed by and construed, applied and enforced in accordance with the laws of the State of Connecticut, including without limitation the Uniform Commercial Code, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Connecticut, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law, regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action hereon. The Company agrees that any action or proceeding to enforce or arising out of this Agreement may be commenced in the Superior Court for the judicial district of Hartford at Hartford, Connecticut or in the United States District Court for the District of Connecticut, and the Company consents to such jurisdiction, agrees that venue will be proper in such courts in any such matter, agrees that Connecticut is the most convenient forum for litigation in any such suit, action or legal proceeding, and waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Company, or as otherwise provided by the laws of the State of Connecticut or the

United States. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

     Section 19.  Severability.  The invalidity or unenforceability of any one
                  ------------
or more phrases, sentences, clauses, or Sections contained herein in any jurisdiction shall not affect the validity or enforceability of this Agreement or the remaining provisions of this Agreement in any jurisdiction or affect the validity or enforceability of such provisions in any other jurisdiction.

     Section 20.  Modification; Amendments; Waivers; Rights and Remedies
                  ------------------------------------------------------
Cumulative.  The terms and provisions of this Agreement may not be modified or
- ----------
amended, nor may any provision be waived, discharged or terminated except pursuant to a writing signed by the Company, the Purchaser and the holders of at least 75% of the Restricted Shares at the time outstanding held by the Holders as a group; provided, however, that no amendment, modification or waiver of any
            --------  -------
term of this Agreement which has a discriminatory effect with respect to the rights of any holder of Restricted Shares shall be made unless such holder executes, or consents in writing to, such amendment, modification or waiver. No failure or delay by any Holder of Restricted Shares in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement, the Note Purchase Agreement and any one or more of the Notes shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in Hartford, Connecticut as of the date first above written.

                                           CORNUCOPIA NATURAL FOODS,
                                           INC.

                                           By:  /s/ Norman A. Cloutier
                                              ---------------------------
                                                Norman A. Cloutier
                                           Its: President

                                           Holder:

                                           TRIUMPH-CONNECTICUT LIMITED
                                           PARTNERSHIP, by its general
                                           partner Triumph-Connecticut
                                           Capital Advisors, Limited
                                           Partnership

                                           By: /s/ Richard J. Williams
                                              ---------------------------
                                               Richard J. Williams
                                           Its Principal, duly authorized